ADVANCED SERIES TRUST

AST Lord Abbett Core Fixed Income Portfolio

AST Wellington Management Real Total Return Portfolio

Supplement dated April 5, 2016 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) for AST Lord Abbett Core Fixed Income Portfolio (the Lord Abbett Portfolio) and AST Wellington Management Real Total Return Portfolio (the Wellington Portfolio, and together with the Lord Abbett Portfolio, the Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

A.	Effective immediately, Jerald M. Lanzotti, CFA is no longer a portfolio manager for the Lord Abbett Portfolio. Robert A. Lee, Andrew H. O’Brien, CFA and Kewjin Yuoh continue to serve as portfolio managers for the Lord Abbett Portfolio.

To reflect this change, the Prospectus and SAI are hereby revised as follows, effective immediately:

                    I.            All references and information pertaining to Jerald M. Lanzotti, CFA with respect to the Lord Abbett Portfolio are hereby deleted from the Prospectus and SAI.

B.	Effective immediately, Steve Gorman will replace Rick Wurster and become lead portfolio manager responsible for the day-to-day management of the Wellington Portfolio.

To reflect this change, the Prospectus and SAI are hereby revised as follows, effective immediately:

                    I.            All references and information pertaining to Rick Wurster with respect to the Lord Abbett Portfolio are hereby deleted from the Prospectus and SAI.

                 II.            The following table hereby replaces the table in the section of the Prospectus entitled “Summary: AST Wellington Management Real Total Return Portfolio -Management of the Portfolio”:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Wellington Management Company LLP	Steve Gorman, CFA	Senior Managing Director; Director, Tactical Asset Allocation, Global Multi-Asset Strategies; and Portfolio Manager	April 2016

III.            The following hereby replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Wellington Management Real Total Return Portfolio”:

AST Wellington Management Real Total Return Portfolio

The portfolio manager from Wellington that has primary responsibility for managing the Portfolio is Steve Gorman. A biography for Mr. Gorman is provided below.

Steve Gorman, CFA

Senior Managing Director; Partner; Director, Tactical Asset Allocation, Global Multi-Asset Strategies; and Portfolio Manager

Steve is the director of the Tactical team within Global Multi-Asset Strategies and a portfolio manager focusing on risk-balanced, alternative beta, and diversified growth approaches, including our Global Managed Risk and Multi-Asset Absolute Return portfolios.

Prior to joining Wellington Management in 2008, Steve worked as chief investment officer and director of research at 2100 Capital Group (2004 – 2008). Before that, he held a variety of positions, including co-head of Asset Allocation, at Putnam Investments (1994 – 2003). Before joining Putnam, he held financial analyst positions at Pell Rudman, Applied Economics, and Investment Dealers’ Digest.

Steve earned his MBA, with high distinction, from Dartmouth College (Tuck, 1994) and his BA in economics, magna cum laude, from the College of the Holy Cross (1989). He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Research Review Team for the Research Foundation of CFA Institute. He is also a member of the Chicago Quantitative Alliance. Additionally, he has authored or co-authored a number of articles on multi-asset-related topics, including “Conditional Distribution in Portfolio Theory” (Financial Analysts Journal), “International Benchmarks: In Support of a 50% Hedge Ratio” (Journal of Investing), and “The International Equity Commitment” (Research Foundation of CFA Institute Monograph).

               IV.            The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Rick Wurster and adding the following information with respect to the Portfolio:

Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Wellington Management Company LLP	Steve Gorman, CFA	1/$133,209,510	7/$1,453,098,041 4/$962,942,521	2/$236,981,983	None

*Information above is as of December 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP15